Exhibit 99.1

2013 Annual Shareholders Meeting
Effortless Banking

This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,”
“target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct.
Important factors to consider and evaluate in such forward-looking statements include:
· changes in competitive and market factors that might affect our results of operations;
· changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital proposals;
· changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
· our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
· the timing of acquisition or investment transactions;
· our failure to complete any or all of the transactions described herein on the terms currently contemplated;
· local, regional and national economic conditions and events and the impact they may have on us and our customers;
·  targeted or estimated returns on assets and equity, growth rates and future asset levels
· our ability to attract deposits and other sources of liquidity and capital;
· changes in the financial performance and/or condition of our borrowers;
· changes in the level of non-performing and classified assets and charge-offs;
·  changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers payment behavior and creditworthiness;
·  changes in our capital structure resulting from future capital offerings or acquisitions;
·  inflation, interest rate, securities market and monetary fluctuations;
·  the affects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers;
Forward Looking Statements

Forward Looking Statements
·  timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
·  changes in consumer spending, borrowing and saving habits;
· technological changes;
· our ability to grow, increase market share and control expenses, and maintain sufficient liquidity;
· volatility in the credit and equity markets and its effect on the general economy;
· the potential for customer fraud, especially in our mortgage warehouse lending business;
·  effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public
 Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
· the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
· our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and
·  material differences in the actual financial results of merger and acquisition activities compared with expectations.
These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

Investment Highlights
▪ Profitable, well-capitalized $3.5 billion bank in attractive markets in New
 England, New York, New Jersey, and Pennsylvania
▪ Clean bank with Non-Covered NPAs of 0.77%
▪ 10.0% - 12.0% ROE driven by prudent organic loan growth, increased revenue and stable noninterest expense
▪ Strong organic growth and acquisition opportunities in current markets
▪ Management team with extensive community banking and M&A experience
▪ Significant management and Board ownership
▪ Recognized as #1 ranked bank by Bank Director Magazine in the 2013 Growth
 Leader Rankings
▪ NASDAQ listing

Timeline of Recent Events
▪ $100 million of capital raised in early September 2012 has been deployed to profitably grow loan portfolio
▪ Strong first quarter 2013 earnings results with core ROAA of 1.15%(1), core ROAE of
 12.4%(1)
▪ Hired a team of 6 bankers and plan on hiring 2 more in New York to run Private Banking operations at 99 Park Avenue
 – Targeted to bring in ~$700 million in deposits and a sizable middle market lending book within 24 months
▪ Acquired a team of 15 bankers, a $157 million loan portfolio (and $200 million in loan commitments), as well as a market presence in Boston and Providence from a deal with
 Flagstar
 – Targeted to grow to ~$1.0 billion loan portfolio over 5 years
▪ Opening office in low to moderate income neighborhood of Philadelphia

Source: SNL Financial and Company data.

(1) Core ROAA and ROAE excludes after tax impact of $2 million charge for warehouse fraud (tax rate of 35%). Including $2 million charge, reported ROAA of 0.98% and ROAE of 10.6%.

Key Profitability Targets
Criteria	Target	Mar 31, 2013	MRQ Peer Median(3)	Delta
Return on Assets	0.90% to 1.00%	1.15%(1)	1.07%	7.5% Higher
Return on Equity	10% or greater	12.4%(1)	10.3%	20.4% Higher
Net Interest Margin	3.00% to 3.25%	3.26%	3.55%	8.2% Lower
Efficiency Ratio	50%	51%	62%	18.1% Lower

Current P/TBV(2)	1.10x		1.62x	47.3% Upside

Source: SNL Financial and Company data.

(1)Core ROAA and ROAE excludes after tax impact of $2 million charge for warehouse fraud (tax rate of 35%). Including $2 million charge, reported ROAA of 0.98% and ROAE of 10.6%.
(2)P/TBV as of 5/6/13.
(3)Peers consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps. Excludes merger targets and MHCs. Please see appendix for more information.

Customers Bancorp, Inc.

NY
MA
CT
RI
PA
NJ
MD
DE

MSA	# of Branches*	Total Deposits ($M)*
Philadelphia	8	$996
Reading (PA)	4	$466
New York	7	$466
Trenton (NJ)	1	$214

Customers Bancorp
Providence
Boston

CMS
New York
Philadelphia
Loan Production Offices
Current Company Overview
Source: SNL Financial and Company data. Note: Loan production office in Washington D.C. scheduled to open June 1, 2013. Branch in northeastern Philadelphia scheduled to open in Q3 2013.
*Source: SNL Financial as of 6/30/2012. Represents deposits pro forma for the acquisition of CMS Bancorp (expected to close in Q1 2014). Actual deposits transferred may be different.
 ▪ $3.5 billion institution with 14 branches with a target market from Boston to Washington D.C.
 – New York City area (Westchester County and Manhattan)
 – Philadelphia area (Bucks, Berks, Chester, Delaware and
 Philadelphia Counties in southeastern Pennsylvania and
 Mercer county in New Jersey)
 – Boston area (Operations in Boston and Providence)
 – Pending CMS bank acquisition would add 6 branches in New
 York MSA
 ▪ Unique “high-touch, high-tech” value proposition to
 customer base
 – Exceptional customer service supported by state-of-the-art technology
 ▪ Operates a national mortgage warehouse business as well
 as multifamily real estate lending in the New York City area
Reading
Current Markets
Washington D.C.
Manhattan

Customers Bancorp, Inc.

NY
MA
CT
CONNECTICUT
PA
NJ
NEW JERSEY
NEW YORK
MD
DE
DELAWARE

Illustrative Five-Year Strategic Plan Envisions a
$8-$10bn Asset Bank in Target Markets
Source: SNL Financial and Company data. Note: Loan production office in Washington D.C. scheduled to open June 1, 2013. Branch in northeastern Philadelphia scheduled to open in Q3 2013.
5 Year Targets
~$1.0 billion in assets
~$3.0 billion in assets
Trenton
~$1.0 billion in assets
~$4.0 billion in assets
~$1.0 billion in assets
CMS
Customers Bancorp
Loan Production Offices
Providence
Reading
Washington D.C.
Philadelphia
Region	Target Asset Size (in billions)
Pennsylvania	$4.0
New England	$0.5-$1.0
New York	$1.0-$2.0
Connecticut / White Plains	$1.0
New Jersey	$0.5-$1.0
Washington DC	$1.0
Total	~$8.0-$10.0
Boston

Customers Bancorp, Inc.

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	35	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	44	EVP, Commercial Middle Market, Regional President (Berks County) and Managing Director of Corporate Communications at Sovereign Bank
James D. Hogan, CPA	EVP, Chief Financial Officer	41	CFO of Sovereign Bank; Controller of Firstar Bancorp (now US Bancorp)
Thomas Jastrem	EVP, Chief Credit Officer	33	Division Head for Community Banking at First Fidelity and First Union. President / CEO Community Bank in Southeastern Pennsylvania.
Timothy D. Romig	EVP, Regional Chief Lending Officer	27	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone
Steve Issa*	EVP, New England Market President, Regional Chief Lending Officer	36	EVP, Managing Director of Commercial and Speicalty Lending at Flgstar and Sovereign Bank.
George Maroulis*	EVP, Head of Private & Commercial Banking - NY	21	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Glenn Hedde	EVP, President Warehouse Lending	24	President at Popular Warehouse Lending, LLC; Risk Manager at GE Capital
John Lomanno	EVP, President Mortgage Lending	27	President GMH Mortgage Services. Various other senior management positions in all facets of mortgage banking
Robert B. White	EVP, President Special Assets Group	24	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
James Collins	EVP, Chief Administrative Officer	20	Various positions at Sovereign including Director of Small Business Banking
Warren Taylor	EVP, President Community Banking	29	Division President of Retail Banking in NJ at Sovereign Bank
Glenn Yeager	EVP, General Counsel	34	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	35	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank
Mary Lou Scalese	SVP, Chief Risk Officer	35	Director of Internal Audit at Sovereign Bank

Seasoned Management Team
▪ Experienced and cohesive management team with an average of 30 years experience
 – 9 out of 15 senior executives previously worked at Sovereign
▪ Significant management and Board ownership (~20% as of March 31, 2013)
*Indicates joined management team since last capital raise in September 2012

Source: Company documents.
Cash
Management
Residential
Real Estate
Credit
Cards
Commercial
Real Estate
Commercial
Banking
Private
Banking
Retail
Branches
Cash
Management
Residential
Real Estate
Credit
Cards
Commercial
Real Estate
Commercial
Banking
Private
Banking
Retail
Branches
Banking
Group
Client
Makes
One Call
Client
Client
Makes
Many Calls
Call
Center
Customers
“Only Client” Model
Other Banks
“Traditional Service”
Model
Single Point of
Contact
Multiple Points of
Contact
Single Point of Contact - Our Advantage

Deposit Strategy - High Touch, High Tech
 Concierge Banking
 ▪ Takes banker to the
 customer’s home or
 office, 12 hours a day,
 7 days a week
 ▪ Appointment banking
 approach
 ▪ Customer access to
 private bankers
 ▪ “Virtual Branches” out
 of sales offices
 Sales Force
 ▪ Experienced
 bankers who own
 a portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 Pricing
 ▪ Low cost banking model
 allows for more pricing
 flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Technology
 ▪ Implementation of
 technology suite allows
 for unique product
 offerings:
 ▪ Remote account
 opening & deposit
 capture
 ▪ Internet/mobile
 banking
 ▪ Free ATM deployment
 in U.S.
 ▪ Deposit generation greatly driven by hiring teams of private bankers and providing them with cutting edge technology and flexible pricing authority
 ▪ A business model designed to attract and retain top talent
Cost of Funds
Plus: Branch Operating Expense
Less: Fees
= All-in Cost < Competitors
Goal: All-in cost less than wholesale funding cost over the long-term

Customers Bancorp, Inc.

$130
$120
$110
$100
$90
$80
$70
$60
$50
$56
$77
$109
$124
$126
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
1.58%
1.71%
1.19%
0.87%
0.80%
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13

$2,000
$1,500
$1,000
$500
$0
$193
$254
$522
$403
$707
$813
$797
$934
$781
$976
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13
Branch Core Deposits
Branch CD's

$400
$300
$200
$100
$0
$11
$41
$15
$77
$34
$124
$42
$251
$36
$270
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13
Avg Non Interest Bearing DDA
Avg Interest Bearing DDA

Delivering Organic Growth - Deposits

Source: Company data.
CAGR: 91%
CAGR: 65%
CAGR: 34%
Branch Deposit Growth
Average DDA Growth
Cost of Deposits
Deposits per Branch
CAGR: -22%

Lending Strategy - Local Lending Plus
Specialty Niche
Commercial Lending
 Small Business
 ▪ Target companies with less than
 $5.0 million annual revenue
 ▪ Loans (incl. SBA loans) originated
 by branch network and specialist
 small business relationship
 managers
 ▪ Top 10 in Delaware Valley for SBA
 loans
 ▪ Warehouse Lending
 ▪ Diversify earning assets and
 revenue stream
 ▪ Lower interest rate and credit risk
 line of business
 Business Banking
 ▪ Target companies with up to $100
 million annual revenues
 ▪ Very experienced teams
 Multifamily & CRE
 ▪ Focus Markets: New York &
 Philadelphia MSAs
 ▪ Average Loan Size: $7.0 million
 Real Estate Secured Lending
 ▪ Select home equity and residential
 mortgage
 ▪ Conservative underwriting
 standards
 ▪ No indirect auto, unsecured loans
 or credit cards
Consumer Lending
Specialty Lending
 ▪ Mortgage Banking(1)
 ▪ Diversified revenue source

(1) Business unit expected to begin generating revenues in Q3 2013.

Customers Bancorp, Inc.

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$221
$493
$722
$1,315
$1,612
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13
Commercial (1)
Commercial Real Estate (2)
Consumer & Mortgage
Multi Family

Delivering Organic Growth - Loans
($ in millions)
Loans Held for Investment (excludes Warehouse Loans)

Source: Company documents.

(1)Consists of C&I and owner occupied CRE.

(2)Consists of non-owner occupied CRE.
 ▪ Experienced C&I team acquired from local and regional banks; centralized credit committee approval for all loans

$'s in millions	Jun 30, 2010	Dec 31, 2010	Dec 31, 2011	Dec 31, 2012	Mar 31, 2013
Average Outstandings[1]	217.2	336.5	665.7	1,217.3	1,130.1
Yield	4.24%	4.51%	4.02%	3.89%	3.93%
Fees	0.5	1.1	1.8	3.5	3.7
DDAs	27.3	36.3	51.5	147.3	145.3

Significant Warehouse Lender
▪ Exit by larger mortgage warehouse lenders has created opportunity to provide credit at attractive spreads
▪ Warehouse segment led by professionals with over 25+ years experience in the sector
▪ Generally low-risk lending business due to high quality collateral, historically quick turnover of originated loans and no put-back risk to Customers
 – Customers has no credit losses since inception in 2009
 – Recent possible fraud loss due to suspected collusion between closing agent and mortgage banker; $2 million charge taken against fraud with potential for recovery through liens and court orders
 – Additional checks and procedures added to further enhance risk management process
▪ Strong growth over the past two years; currently have approximately 80-85 clients nationwide
 – Deposit relationship and source of fee income
▪ Warehouse lending currently comprises approximately 38% of average assets. Longer term goal (2-3 years)
 for warehouse lending to comprise 25% or less

Source: Company documents.

(1) Average outstanding for the respective quarter.

Customers Bancorp, Inc.

$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2.0%
1.5%
1.0%
0.5%
0.0%
$3.8
$16.7
$1.9
$22.2
$7.3
$29.6
$4.0
$22.3
$5.2
$21.4
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13
NPLs*
OREO
NPA/Total Assets*

▪ No charge-offs on loans originated since 2009
▪ Less than 0.8% of NPAs from non-FDIC covered and acquired loans
▪ Strong credit and risk management cultures
Minimal Credit Issues

Source: Company documents.

*Excludes accruing TDRs and loans 90 days+ past due and still accruing.
($ in millions)
Non-covered Nonperforming Assets

Customers Bancorp, Inc.

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$5.1
$9.0
$17.0
$26.1
$28.6
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$3.6
$7.2
$14.1
$21.7
$22.5
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13

$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.8
$1.6
$6.1
$12.6
$14.2
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13

CAGR: 124%
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.05)
$0.06
$0.18
$0.40
$0.45
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13

(2) Adjusted PTPP earnings is calculated as: Pretax earnings + provision expense + adjustments for realized gains, nonrecurring revenue, and nonrecurring expense.

Disciplined and Profitable Growth
Revenue ($mm) (1)
Adjusted PTPP Earnings ($mm) (2)
Core EPS (3)
Source: SNL Financial and Company data.
(1)Revenue equals net interest income plus noninterest income.
(3)Core income, on a diluted per-share basis. Core income is net income before extraordinary items, less net income attributable to noncontrolling interest, the after-tax portion of income from investment (non-trading)
securities and nonrecurring items. The assumed tax rate was the effective tax rate for the respective quarter. CAGR calculated from Dec-10 to Mar-13.
Net Interest Income ($mm)
CAGR: 87%
CAGR: 94%
CAGR: 190%

Customers Bancorp, Inc.

75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
72.0%
62.4%
60.1%
58.0%
60.5%
61.8%
60.9%
53.7%
50.6%
43.6%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

Efficient Cost Structure
Customers
Peers
Source: SNL Financial and Company data.
Peers consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps. Excludes merger targets and MHCs. Please see appendix for more information.
Efficiency ratio calculated as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if available) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.
(1)Efficiency ratio excludes impact of $2 million charge for warehouse fraud. Including $2 million charge, efficiency ratio would be 57.5%.
▪ 18% more efficient than peers leading to higher ROAE vs. peers
Efficiency Ratio: Customers Bancorp vs. Peers
(1)

Customers Bancorp, Inc.

1.25%
1.00%
0.75%
0.50%
0.25%
1.02%
1.07%
1.15%
1.05%
1.15%
1.07%
1.04%
0.63%
0.62%
0.32%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
10.5%
10.6%
10.9%
11.4%
12.4%
10.3%
10.3%
8.6%
8.0%
4.3%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

Superior Financial Returns

Source: SNL Financial and Company data.

Peers consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps. Excludes merger targets and

MHCs. Please see appendix for more information.

(1)Core ROAA and ROAE excludes after tax impact of $2 million charge for warehouse fraud (tax rate of 35%). Including $2 million charge, reported ROAA of 0.98% and ROAE of 10.6%.
Core ROAE
Core ROAA
Customers
Peers
(1)
(1)
▪ Operating leverage has created inflection point in profitability and returns

12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
11.5%
9.0%
8.8%
8.5%
8.4%
8.4%
8.2%
8.1%
8.1%
7.9%
7.3%
7.2%
6.8%
5.7%
CUUU
CAC
BHLB
SASR
WASH
FLIC
DCOM
STBA
TMP
BMTC
UVSP
INDB
EGBN
AROW
ORIT

	CUUU	CAC	BHLB	SASR	WASH	FLIC	DCOM	STBA	TMP	BMTC	UVSP	INDB	EGBN	AROW	ORIT
ROAE	12.4%	10.0%	8.8%	8.9%	12.4%	10.9%	10.6%	8.4%	10.6%	114%	7.9%	9.8%	12.8%	111%	7.8%
P/BV	108x	111x	100x	106x	148x	131x	128x	104x	132x	145x	103x	133x	177x	165x	137x

High Return on Investment

Source: SNL Financial and Company data. Market data as of 5/6/13. Peers consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps. Excludes merger targets and MHCs. Please see appendix for more information.
Customers Bancorp ROAE excludes after tax impact of $2 million charge for warehouse fraud (tax rate of 35%). Including $2 million charge, reported ROAE of 10.6%.
Return on Investment
Peer Median: 8.1%
▪ Return on Investment for Customers Bancorp 42% higher than peer group
▪ Return on Investment calculated as Return on Average Equity (MRQ) divided by Price/Book
 Value
42% Higher

Customers Bancorp, Inc.

$16.00
$14.00
$12.00
$10.00
$8.00
$9.66
$12.52
$12.69
$14.40
$14.78
Jun-10
Dec-10
Dec-11
Dec-12
Mar-13

Enhancing Shareholder Value
▪ Over 50% increase in tangible book value per share in the past 11 quarters(1)
BV/Share
$9.66
$12.52
$13.02
$14.60
$14.98
Source: SNL Financial, Company documents.
(1) December 2012 and March 2013 data includes effects of September 2012 common stock offering at $14.00 per share.
CAGR: 17%

Customers Bancorp, Inc.

2012 Core Revenue Leaders				
Rank	Name	State	Assets (1) ($bn)	Growth Rate
1	Customers Bank	PA	$2.6	43.1%
2	Provident Savings Bank	CA	$1.3	20.9%
3	Enterprise Bank & Trust	MO	$3.2	20.4%
4	Barrington Bank & Trust Co.	IL	$1.6	18.8%
5	Cardinal Bank	VA	$3.0	18.4%
6	First Community Bank	VA	$2.7	16.6%
7	Plains Capital Bank	TX	$6.3	16.4%
8	Fidelity Bank	GA	$2.4	16.3%
9	State Bank & Trust Co.	GA	$2.6	15.0%
10	Bell State Bank & Trust	ND	$2.4	14.4%

2012 Core Noninterest Income Leaders				
Rank	Name	State	Assets (1) ($bn)	Growth Rate
1	State Bank & Trust Co.	GA	$2.6	97.3%
2	Customers Bank	PA	$2.6	69.8%
3	Valley National Bank	NJ	$15.8	51.0%
4	Rockville Bank	CT	$1.9	47.2%
5	Cole Taylor Bank	IL	$5.1	43.0%
6	OneWest Bank, FSB	CA	$25.8	42.2%
7	Cardinal Bank	VA	$3.0	36.5%
8	Florida Community Bank, NA	FL	$3.4	36.4%
9	Provident Savings Bank	CA	$1.3	32.9%
10	Fidelity Bank	GA	$2.4	32.1%

Bank Director Magazine 2013 Growth
Leader Rankings
Source: Bank Director Magazine, 2nd Quarter 2013 issue. (1) Assets as of 9/30/12.
▪ Ranked #1 overall by Bank Director Magazine in the 2013 Growth Leader Rankings
▪ Rankings independently conducted by Fiserv based on commercial banks, savings banks and
 BHCs with assets greater than $1.0 billion

Investment Highlights
▪ Profitable, well-capitalized $3.5 billion bank in attractive markets in New
 England, New York, New Jersey, and Pennsylvania
▪ Clean bank with Non-Covered NPAs of 0.77%
▪ 10.0% - 12.0% ROE driven by prudent organic loan growth, increased revenue and stable noninterest expense
▪ Strong organic growth and acquisition opportunities in current markets
▪ Management team with extensive community banking and M&A experience
▪ Significant management and Board ownership
▪ Recognized as #1 ranked bank by Bank Director Magazine in the 2013 Growth
 Leader Rankings
▪ NASDAQ listing

Appendix

Customers Bancorp, Inc.

			MRQ Profitability			Capitalization				Asset Quality		Market Trading				
Name	State	Assets ($MM)	Core ROAA (1)	Core ROAE (1)	Effic. Ratio	TCE / TCA	Tier 1 Ratio	Leverage Ratio	Total Capital Ratio	NPAs/ Assets (2)	Reserves/ Gross Loans	Market Cap ($MM)	Price/ TBV	Price/ LTM EPS	Price/ 2013 EPS	Price/ 2014 EPS
Independent Bank Corp.	MA	$5,721	0.93%	9.8%	68.3%	6.8%	10.4%	8.5%	12.2%	1.55%	1.15%	$717	1.91x	16.2x	13.3x	12.8x
Berkshire Hills Bancorp, Inc.	MA	$5,245	1.12%	8.8%	57.6%	8.1%	10.0%	7.5%	11.8%	0.59%	0.84%	$672	1.68x	16.3x	12.3x	11.6x
Tompkins Financial Corporation	NY	$4,987	0.96%	10.6%	65.8%	6.9%	12.1%	8.1%	12.9%	0.82%	0.82%	$588	1.75x	16.1x	11.8x	11.7x
S&T Bancorp, Inc.	PA	$4,480	1.02%	8.4%	64.6%	8.5%	12.2%	9.4%	15.6%	1.97%	1.36%	$565	1.55x	13.0x	12.8x	12.7x
Dime Community Bancshares, Inc.	NY	$3,982	1.06%	10.6%	47.8%	8.8%	13.0%	10.0%	13.7%	1.29%	0.58%	$514	1.49x	12.2x	11.6x	11.5x
Sandy Spring Bancorp, Inc.	MD	$3,932	1.10%	8.9%	60.7%	10.4%	14.2%	11.1%	15.5%	1.39%	1.58%	$517	1.29x	13.3x	13.0x	12.9x
Eagle Bancorp, Inc.	MD	$3,325	1.37%	12.8%	48.6%	9.1%	11.1%	10.4%	12.5%	1.50%	1.45%	$541	1.80x	13.5x	12.7x	11.9x
Washington Trust Bancorp, Inc.	RI	$3,052	1.23%	12.4%	61.6%	7.9%	12.3%	9.5%	13.5%	1.53%	1.32%	$445	1.88x	13.1x	12.4x	12.0x
Oritani Financial Corp.	NJ	$2,815	1.42%	7.8%	37.7%	18.2%	21.2%	14.8%	22.4%	1.33%	1.42%	$699	1.37x	18.3x	17.8x	17.8x
Camden National Corporation	ME	$2,591	0.92%	10.0%	62.7%	7.2%	14.3%	9.0%	15.6%	1.12%	1.48%	$263	1.44x	11.7x	NA	NA
Univest Corporation of Pennsylvania	PA	$2,263	1.01%	7.9%	64.8%	10.3%	14.1%	11.7%	15.4%	2.01%	1.69%	$294	1.30x	14.1x	13.1x	12.5x
First of Long Island Corporation	NY	$2,141	1.07%	10.9%	52.9%	9.6%	18.9%	9.4%	20.2%	0.27%	1.59%	$270	1.31x	12.9x	12.4x	12.2x
Arrow Financial Corporation	NY	$2,116	0.96%	11.1%	61.9%	7.3%	15.2%	9.3%	16.4%	0.33%	1.25%	$293	1.92x	13.1x	14.5x	14.2x
Bryn Mawr Bank Corporation	PA	$2,030	1.17%	11.4%	66.2%	7.9%	11.3%	8.6%	12.3%	0.99%	1.03%	$304	1.95x	14.0x	14.4x	12.2x
Median		**$3,188**	**1.07%**	**10.3%**	**61.8%**	**8.3%**	**12.6%**	**9.4%**	**14.5%**	**1.31%**	**1.34%**	**$515**	**1.62x**	**13.4x**	**12.8x**	**12.2x**
Customers Bancorp, Inc.	**PA**	**$3,459**	**1.15%**	**12.4%**	**50.6%**	**7.9%**	**9.6%**	**9.2%**	**10.6%**	**0.77%**	**0.89%**	**$300**	**1.10x**	**8.8x**	**10.7x**	**9.3x**

Peer Group Comparison
High Performance Regional Peers
Source: SNL Financial, Company documents. Market data as of 5/6/13. Consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than
90bps. Excludes merger targets and MHCs.
Note: Customers Bancorp P/Estimated EPS ratios based on mid-point of publicly disclosed estimates by Customers Bancorp in the earnings call on 4/22/13.

(1)Customers Bancorp Core ROAA and ROAE excludes after tax impact of $2 million charge for warehouse fraud (tax rate of 35%). Including $2 million charge, reported ROAA of 0.98% and ROAE of 10.6%.

(2)Customers Bancorp NPAs/Assets calculated as non-covered NPAs divided by total assets. Non-covered NPAs excludes accruing TDRs and loans 90+ days past due and still accruing.

Customers Bancorp, Inc.

($000s)	Quarter Ended				
Adjusted Pre-Tax Pre-Provision Earnings	Jun-10	Dec-10	Dec-11	Dec-12	Mar-13
Net Income	$430	$440	$3,220	$7,566	$7,189
Plus: Tax Expense	$0	$276	$1,539	$3,521	$3,871
Pre-Tax Income	$430	$716	$4,759	$11,087	$11,060
Plus: Provision for Loan Losses	$1,100	$850	$2,900	$1,617	$1,100
Pre-Tax Pre-Provision Income	$1,530	$1,566	$7,659	$12,704	$12,160
Less: Securities Gains	$774	$3	$1,318	$12	$0
Plus: One Time Adjustments (1)	$0	$0	($237)	$0	$2,000
Adjusted Pre-Tax Pre-Provision Earnings	$756	$1,563	$6,104	$12,692	$14,160

($000s)	Quarter Ended				
Core EPS	Jun-10	Dec-10	Dec-11	Dec-12	Mar-13
Net Income	$430	$440	$3,220	$7,566	$7,189
Less: Preferred Dividends	$0	$0	$39	$0	$0
Net Income to Common	$430	$440	$3,181	$7,566	$7,189
Plus: Tax Expense	$0	$276	$1,539	$3,521	$3,871
Pre-Tax Income	$430	$716	$4,720	$11,087	$11,060
Less: Securities Gains	$774	$3	$1,318	$12	$0
Plus: One Time Adjustments (1)	$0	$0	($237)	$0	$2,000
Adjusted Pre-Tax Income	($344)	$713	$3,165	$11,076	$13,060
Effective Tax Rate	*0%*	*39%*	*33%*	*32%*	*35%*
Less: Adjusted Tax Expense	$0	$275	$1,032	$3,518	$4,571
Core Net Income to Common	($344)	$438	$2,133	$7,558	$8,489
Weighted Average Diluted Shares (000s)	*6,794*	*7,333*	*11,647*	*18,921*	*18,910*
Core EPS	($0.05)	$0.06	$0.18	$0.40	$0.45

GAAP Reconciliation
Source: Company documents.
(1) One-time adjustment for 1Q13 reflects $2.0 million loss due to warehouse mortgage fraud. One-time adjustment for 4Q11 reflects interest and loan commitment fee reversals due to timing differences and other miscellaneous expenses due to timing differences.

2013 Annual Shareholders Meeting
Effortless Banking